UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2020 (November 10, 2020)

Howard Bancorp Inc
(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street Baltimore, Maryland		21224
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 10, 2020, Linda L. Singh was elected to the board of directors of Howard Bancorp, Inc.  Ms. Singh was also elected to the board of directors of our subsidiary bank, Howard Bank.

Ms. Singh has 38 years of corporate, military and local government experience, including her distinguished service as Adjutant General and Secretary of the Maryland Military Department and is founder and chief executive officer of Kaleidoscope Affect, LLC, a consulting and strategic advisory firm located in Bowie, Maryland.  Ms. Singh also serves on Governor Larry Hogan’s Advisory Team for COVID-19.  Ms. Singh was not yet appointed to serve on any committee of the board of directors, although she will shortly be appointed to one or more committees at a later date.

Ms. Singh will receive compensation for her service on our board of directors in accordance with our non-employee director compensation package, as described under “Director Compensation” in our definitive proxy statement filed with the SEC on April 14, 2020 pursuant to Section 14(a) of the Securities and Exchange Act of 1934, which description is incorporated herein by reference.

There are no other arrangements or understandings between Ms. Singh and any other person pursuant to which she was selected to serve on the board of directors. Ms. Singh is not a party to any current or proposed transaction with us for which disclosure is required under Item 404(a) of Regulation S-K.

A copy of the press release that we issued on November 17, 2020 announcing the election of Ms. Singh to our board of directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Dated: November 17, 2020

	By:	/s/ Mary Ann Scully
Name: Mary Ann Scully Title: Chief Executive Officer